UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

Form 8-K

____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

____________________________

StoneX Group Inc.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)

(212) 485-3500
(Registrant’s telephone number, including area code)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 29, 2025, StoneX Group Inc. (the “Company”) filed a prospectus supplement to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-285071) registering the resale by the selling stockholders named therein of up to 3,085,554 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), under the Securities Act of 1933, as amended. The Company will not receive any proceeds from the sale of the Shares by the selling stockholders.

A copy of the opinion regarding the validity of the Shares is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

5.1	Opinion of Davis Polk & Wardwell LLP.
23.1	Consent of Davis Polk & Wardwell LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
August 29, 2025	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer